SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 5,  2010

BLACKSANDS PETROLEUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

25025 I-45 N., Ste. 410
The Woodlands, TX 77380
_____________________________________________
(Address of principal executive offices) (Zip Code)

(713) 554-4491
__________________
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________
(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S  BUSINESS AND OPERATIONS.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 5, 2010, Blacksands Petroleum, Inc. (the “Registrant”), through its subsidiary, Blacksands Petroleum Texas, LLC, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with various parties listed in chart below (the “Sellers”) for the acquisition (the “Acquisition”) of two oil and gas producing wells in Beech Creek Field, Hardin County, Texas (the "Interests"). Under the Purchase Agreement, the Interests were purchased for a net cash purchase price of $740,798, subject to adjustments at closing for normal operations activity and other customary purchase price adjustments (the “Purchase Price”). The Acquisition includes the Registrant’s direct working interest of: 30.0587% in the well known as “Beech Creek #1” as well as 24.4337% in the well known as “Beech Creek #2”. The Purchase Agreement contains representations and warranties, covenants, and indemnifications that are customary for oil and gas producing property acquisitions.

	Beech Creek	Beech Creek
Seller of Working Interest	#1 Interest	#2 Interest
Harvest Asset Management, LLC	15.00%	9.00%
Cailey Victoria Andres, Inc.	5.00%	5.00%
Pearl States, Inc.	5.00%	5.00%
Discovery Data, Inc.	2.06%	2.43%
CTM 2005. Ltd.	3.00%	3.00%
	30.06%	24.43%

SECTION 2 – FINANCIAL INFORMATION.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
A description of the Acquisition is contained in, or incorporated by reference to Item 1.01 of this Form 8-K, which description is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual Meeting of Shareholders Voting Results.

The Annual Meeting of Shareholders Blacksands Petroleum, Inc. was convened at 11 a.m., on June 15, 2010, at the Company’s headquarters, 25025 I-45 North, Suite 410, The Woodlands, Texas.

There were issued and outstanding on April 30, 2010, the record date, 44,854,700 shares of Common Stock.

There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 22,699, 549 ( 50%) shares of Common Stock entitled to vote, thereby constituting a quorum.

The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Percent of Voted	Withheld	Percent of Voted	Broker Non-Vote
Mark Holcombe	22,465,820	98	20,890	0	212,839
Bruno Mossiman	22,465,820	98	20,890	0	212,839
Eric Urban	22,465,820	98	20,890	0	212,839
Rick Wilson	22,465,820	98	20,890	0	212,839
David DeMarco	22,465,820	98	20,890	0	212,839

The aforesaid nominees have been elected as Director.

The proposal to approve the amended 2008 Company Stock Option Plan received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	22,462,320	98
Against	22,390	0
Abstain	2000	0
Broker Non Vote	212,839	0

The foregoing proposal has been approved.

The proposal to ratify the continued appointment of MaloneBailey LLP as the Company’s independent auditors, received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	22,076,609	97
Against	22,940	0
Abstain	0	0

The foregoing proposal has been approved.

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SECTION 8 – OTHER EVENTS.

ITEM 8.01 OTHER EVENTS.

On April 6, 2010, the Registrant issued a press release announcing the acquisition of producing wells located northwest of the town of Silsbee, in Hardin County, Texas and a brief operations update. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 8.01 is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 on Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by references.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired:	Page
9.01(a)(1) – Audited Financial Statements and Report of Independent Registered Public Accounting Firm
	Report of Independent Registered Public Accounting Firm.	F-1
	Statements of Revenues and Direct Operating Expenses for the year ended October 31, 2009, for the three months ended January 31, 2010 and January 31,2009.	F-2
	Notes to Statements of Revenues and Direct Operating Expenses for the year ended October 31, 2009.	F-3

(b)	Pro forma financial information:
9.01(b)(1) – Unaudited Pro Forma Condensed Consolidated Financial Statements of Blacksands Petroleum, Inc.
	Introduction.	H-1
	Balance Sheet as of January 31, 2010.	H-2
	Statement of Income for the year ended October 31, 2009.	H-3
	Statement of Income for the three months ended January 31, 2010.	H-4
	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.	H-5

(c)	Shell company transactions
Not applicable

(d)	Exhibits
The following exhibits are included with this Current Report on Form 8-K:
	Blacksands Petroleum, Inc. Press Release dated April 6, 2010.	I-1

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FINANCIAL STATEMENTS OF BEECH CREEK PROPERTIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Blacksands Petroleum, Inc.:

We have audited the accompanying statements of revenues and direct operating expenses related to two oil and gas producing wells in Beech Creek Field (the “Beech Creek Properties”) based on the purchase and sale agreement for the years ended October 31, 2009. These financial statements are the responsibility of the Blacksands Petroleum (the “Company”). Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

As described in Note A, the accompanying statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s Current Report on Form 8-K and is not intended to be a complete financial presentation.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Beech Creek Properties, for the years ended October 31, 2009

/s/ MaloneBailey, LLP
June 17, 2010
Houston, Texas

Beech Creek Properties
Statements of Revenues and Direct Operating Expenses

	Three Months Ended		Year Ended
	January 31, 2010	January 31, 2009	October 31, 2009

Revenues	$92,123	$42,124	$210,385

Direct operating expenses	22,098	40,115	123,573

Excess of revenues over direct operating expenses	$70,025	$2,009	$86,812

The accompanying notes are an integral part of these statements.

Beech Creek Properties
Notes to Statements of Revenues and Direct Operating Expenses
October 31, 2009

NOTE A: Property Interests

On April 5, 2010, Blacksands Petroleum,  Inc. (“Blacksands” or the “Registrant”) acquired various undivided working interest in two oil and gas producing wells in Beech Creek Field, Hardin County, Texas (the “Beech Creek Properties”) from five different parties (the “Sellers”) as listed in chart below. The accompanying financial statements reflect the historical revenues and direct operating expenses related to the Beech Creek Properties.

These financial statements were prepared for inclusion in a Form 8-K filing by Blacksands to comply with the rules and regulations of the Securities and Exchange Commission and, accordingly are not a complete presentation of financial position, results of operations or cash flows.

	Beech Creek	Beech Creek
Seller of Working Interest	#1 Interest	#2 Interest
Harvest Asset Management, LLC	15.00%	9.00%
Cailey Victoria Andres, Inc.	5.00%	5.00%
Pearl States, Inc.	5.00%	5.00%
Discovery Data, Inc.	2.06%	2.43%
CTM 2005. Ltd.	3.00%	3.00%
	30.06%	24.43%

NOTE B: Basis of Presentation

Historical financial statements of financial position, results of operations and cash flows required by generally accepted accounting principles in the United States of America are not presented, since Blacksands acquired only producing properties from Sellers. In addition, due to the fact that Blacksands only acquired the working interest in these properties, information regarding the predecessor companies’ operating, investing and financing activities was not available and thus not presented in the accompanying financial statements. Accordingly, the statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

NOTE C: Significant Accounting Policies

Principles of Combination and Use of Estimates

The combined statements of revenues and direct operating expenses are derived from the accounts of the Sellers. As these entites were unrelated, there are no significant intercompany transactions or balances.  Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the statements of revenues and direct operating expenses.  Actual results could be different from those estimates.

Revenue Recognition

Total revenues in the accompanying combined statements of revenues and direct operating expenses include oil, natural gas and natural gas liquids (“NGLs”). Sellers recognize revenues based on the amount of oil, natural gas and NGLs sold to purchasers when delivery to the purchaser has occurred and title has transferred.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses of operating the Beech Creek Properties. The direct operating expenses include lease operating, gathering, processing, and production and other tax expense. Lease operating expenses include lifting costs, well repair expenses, surface repair expenses, well workover costs, and other field expenses. Gathering and processing expenses consist of payments made to third parties for gas gathering and natural gas liquid processing services. Lease operating and gathering and processing expenses also include expenses directly associated with support personnel and support services. Production and other taxes consist of severance and ad valorem taxes.

NOTE D: Contingencies

The activities of the Beech Creek Properties are subject to potential claims and litigation in the normal course of operations.  Blacksand’s management does not believe that any liability resulting from any pending or threatened litigation will have a materially adverse effect on the operations or financial results of the Beech Creek Properties.

NOTE E: Excluded Expenses

The Beech Creek Properties were part of an enterprise prior to their acquisition by us on April 5, 2010 and representative amounts of general and administrative expenses, interest expense and other indirect costs were not allocated to the properties acquired, nor would such allocated historical costs or depreciation, depletion and amortization be relevant to future operations of the Beech Creek Properties. Accordingly, the historical Statements of Revenues less Direct Operating Expenses are presented in lieu of the full financial statements required under Item 3-05 of Securities and Exchange Commission Regulation S-X.

Also, depreciation, depletion and amortization have been excluded from the accompanying combined statements of revenues and direct operating expenses as such amounts would not be indicative of those expenses which would be incurred based on the amounts expected to be allocated to the oil properties in connection with the purchase price allocation by Blacksands.

NOTE F: Oil and Gas Reserve Information (unaudited)

The following is a summary of the estimated oil and gas reserve information relating to the interests in the properties purchased by Blacksands. These estimates are based on estimates prepared by Blacksands.  The below estimated quantities of proved oil and gas reserves for October 31, 2008 were derived by adding the actual production for fiscal year ended October 31, 2009 to the reserve quantities pursuant to the October 31, 2009 reserve report.

Estimated quantities of proved oil and gas reserves are as follows:

	Oil (Bbl)	Gas (Mcf)
Proved reserves quantities, October 31, 2008	19,174	35,871
Extensions and discoveries	-	-
Production	(3,688)	(73)
Revision of quantity estimated	-	-
Proved reserves quantities, October 31, 2009	15,486	35,798

Proved developed reserve quantities
October 31, 2009	15,486	35,798
October 31, 2008	19,174	35,871

In accordance with ASC 932, estimates of the standardized measure of discounted net cash flows were determined by applying year-end prices (adjusted for location and quality differentials) to the estimated future production of year-end proved reserves. Future cash inflows were reduced by the estimated future production and development costs based on year-end costs to determine estimated pre-tax net cash inflows. Future net cash inflows were discounted using a 10% annual discount to arrive at the standardized measure.

Future income tax expense has not been taken into account since future taxable income is taxed to the individual owner of the properties.

The standardized measure of discounted future net cash flows shown in the following tabulation does not purport to present the fair market value of the properties. There are significant uncertainties inherent in estimating proved reserves and in projecting rates of production and the timing and amount of future cash costs. Future oil and gas prices realized may vary significantly from prices used in estimating these reserves. In addition, the method of valuation utilized, based on year-end prices and costs and the use of a 10% discount, may not be appropriate for estimating fair market value.

The estimated standardized measure of the purchased properties at October 31, 2009 is as follows:

Future Cash Inflows	$1,310,774
Future Production Costs	386,465
Future development costs	-
Future income tax expense	-
Future net cash flows	924,309
10% annual discount for estimated timing of cash flows	242,060
Standardized measure of discounted future cash flows	$682,249

Current prices used in standardized measure
Oil (per barrel)	$75.00
Gas (per Mcf)	$4.15

Changes in standardized measure of future net cash flows related to proved oil and gas reserves are as follows for the year ended October 31, 2009:

Standardized measure at October 31, 2008	$757,113
Revenues less production and other costs	(86,812)
Net changes in prices, production and other costs	42,967
Net development costs incurred	(31,019)
Standardized measure at October 31, 2009	$682,249

UNAUDITED  PRO FORMA CONDENSED  CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of working interests in the Beech Creek Field, Texas from various sellers (“Sellers”). The unaudited pro forma condensed consolidated balance sheet at January 31, 2010, has been prepared as if the acquisition occurred on January 31, 2010. The unaudited pro forma condensed consolidated statements of income for the year ended October 31, 2009 and the three months ended January 31, 2010, were prepared as if the acquisition had occurred on November 1, 2008. The supplemental financial information for oil and gas producing activities for the year ended October 31, 2009, was prepared as if the acquisition occurred on November 1, 2008.

These pro forma financial statements are presented under the successful efforts method of accounting for oil and gas properties.

The pro forma results as presented in these statements may not be indicative of the actual results that would have occurred had this acquisition occurred prior to the periods presented and may not be indicative of future results.

Blacksands Petroleum, Inc
Unaudited Pro Forma Condensed Combined Balance Sheet
 As Of January 31, 2010

	Historical	Pro Forma	Pro Forma
	Blacksands	Adjustments	Combined
ASSETS

Current Assets
Cash and cash equivalents	$2,260,315	$ (a) (740,798)	$1,519,517
Short-term investments	-		-
Accounts receivable	63,976	-	63,976
Prepaid expenses and deposits	37,572	-	37,572
Total Current Assets	2,361,863	(740,798)	1,621,065

Oil and gas property costs (successful efforts method of accounting)	517,889	(a,b) 752,944	1,270,833
Total Capital Assets	517,889	752,944	1,270,833
Total Assets	$2,879,752	$12,146	$2,891,898

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$1,537,488	$-	$1,537,488
Accounts payable to related parties	74,815	-	74,815
Total Current Liabilities	1,612,303	-	1,612,303

Asset retirement obligations	81,591	(b) 12,146	93,737
Total Liabilities	1,693,894	12,146	1,706,040

Stockholders’ Equity

Preferred stock, 10,000,000 authorized and none issued and outstanding	-	-	-
Common stock, 300,000,000 authorized and 44,854,700 issued and outstanding	44,855	-	44,855
Additional paid-in capital	11,949,465	-	11,949,465
Accumulated comprehensive loss	(405,320)	-	(405,320)
Deficit accumulated during the exploration stage	(10,403,142)	-	(10,403,142)
Total Stockholders’ Equity	1,185,858		1,185,858
Total Liabilities and Stockholders’ Equity	$2,879,752	$12,146	$2,891,898

Blacksands Petroleum, Inc
Unaudited Pro Forma Condensed Combined Statement of Operations
 Year Ended January 31, 2010

	Historical Blacksands	Pro Forma Adjustments	Pro Forma Combined
Oil and gas revenues	$-	$ (a) 210,385	$210,385

Costs and expenses:
Production Taxes		(a) 9,473	9,473
Lease Operating Expense		(a) 114,100	114,100
Depreciation, Depletion, Amortization and Accretion		(b) 115,706	115,706
Professional Fees	520,171		520,171
Management and directors’ fees	192,504		192,504
Office and administration	118,584		118,584
Oil and gas exploration	1,119,493		1,119,493
Total Expenses	1,950,752	239,279	2,190,031
Loss From Operations	(1,950,752)	(28,894)	(1,979,646)

Other Income and Expenses:
Interest income	160,714		160,714
Funding on behalf of minority stockholder	(55,932)		(55,932)
Loss (gain) from foreign currency exchange	(166,735)		(166,735)
Impairment of oil and gas property costs	(3,831,190)		(3,831,190)
Net Income/Loss before minority interest	(5,843,895)	(28,894)	(5,872,789)

Minority interest	540,935		540,935
Net Income/Loss for the Year	$(5,302,960)	$(28,894)	$(5,331,854)

Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	$238,163	$	$238,163
Total Comprehensive Income/Loss	$(5,064,797)	$(28,894)	$(5,093,691)

Basic and Diluted Loss Per Common Share	$(0.12)	$(0.00)	$(0.11)
Weighted Average Number of Common Shares Outstanding, Basic and Diluted	44,854,700	44,854,700	44,854,700

Blacksands Petroleum, Inc
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended January 31, 2010

	Historical	Pro-Forma	Pro-Forma
	Blacksands	Adjustments	Combined
Revenues:
Revenue	$68,683	$ (a) 92,123	$160,806
Total Revenues	68,683	92,123	160,806

Expenses:
Professional Fees	113,258		113,258
Management and directors’ fees	45,606		45,606
Depreciation, Depletion, Amortization	29,289	(b) 41,187	70,476
Accretion expense	1,796	(b) 1,539	3,335
Office and administration	32,606		32,606
Exploration expenses	71,232		71,232
Lease operating expense	75,858	(a) 22,098	97,956
Total Expenses	369,645	64,824	434,469
Loss from Operations	(300,962)	27,299	(273,663)

Other Income and (expenses):
Interest income	54,297		54,297
Gain (loss) from foreign currency exchange	(15,339)		(15,339)
Net Loss	(262,004)	27,299	(234,705)

Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	20,237		20,237
Total comprehensive gain/ (loss)	$(241,767)	$27,299	$(214,468)
Basic and diluted loss per common share	$(0.01)	$0.00	$(0.00	)0
Weighted average number of common shares outstanding, Basic and diluted	44,854,700	44,854,700	44,854,700

Blacksands Petroleum, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated balance sheet reflects the adjustments set forth below:
(a) To record the purchase of the Beech Creek Properties for $740,798 which was funded with cash.
(b) To record the asset retirement obligation associated with the Beech Creek Properties.

The unaudited pro forma condensed consolidated statements of income reflect the following adjustments:
(a) To record the revenues and direct expense for the Beech Creek Properties.
(b) To record depreciation, depletion and accretion expense for the Beech Creek Properties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blacksands Petroleum, Inc.

/s/ Mark Holcombe
Mark Holcombe
Acting Chief Financial Officer
Date: June 17, 2010

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